                                                                 Exhibit 10.15

                              MANDIC INTERNET LTDA.

                            QUOTAS PURCHASE AGREEMENT

                          Dated as of October 6, 1999
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 - SALE OF INTERESTS..................................................3
      1.1 - SALE OF INTERESTS..................................................3
      1.2 - ASSUMPTION OF LIABILITIES..........................................3
      1.3 - CLOSING DATE.......................................................3
      1.4 - FILING.............................................................3
ARTICLE 2 - PURCHASE PRICE.....................................................4
      2.1 - PAYMENT OF PURCHASE PRICE..........................................4
      2.2 - TIMING OF PAYMENT..................................................4
      2.3 - RELEASE............................................................4
ARTICLE 3 - PURCHASER'S REPRESENTATIONS AND WARRANTIES.........................4
      3.1 - PURCHASER'S REPRESENTATIONS AND WARRANTIES.........................4
      3.1.1 - ORGANIZATION, CORPORATE POWER AND AUTHORIZATION..................5
      3.1.2 - NO VIOLATION.....................................................5
ARTICLE 4 - SELLER'S REPRESENTATIONS AND WARRANTIES............................6
      4.1 - SELLER'S REPRESENTATIONS AND WARRANTIES............................6
      4.1.1- ORGANIZATION, CORPORATE POWER AND AUTHORIZATION...................6
      4.1.2 - NO VIOLATION.....................................................7
      4.1.3 - MANDIC INTERNET CORPORATE CAPITAL................................8
      4.1.4 - FINANCIAL STATEMENTS.............................................8
      4.1.5 - TAXES...........................................................10
      4.1.6 - LITIGATION......................................................11
      4.1.7 -   INSURANCE.....................................................12
      4.1.8 - CONTRACTS AND COMMITMENTS.......................................12
      4.1.9 - COMPLIANCE WITH LAWS............................................13
      4.1.10 -   LABOR RELATIONS..............................................13
      4.1.11 - COMPETITION, CONSUMER AND TRADE REGULATION LAW.................15
      4.1.12 - SUBSCRIBERS....................................................15

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                                                                            Page
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ARTICLE 5 -- CONDITIONS TO CLOSING............................................16
      5.1 - CONDITIONS OF OBLIGATIONS OF THE PURCHASER........................16
      5.1.1 - REPRESENTATIONS AND WARRANTIES..................................16
      5.1.2 - COMPLIANCE WITH AGREEMENT.......................................16
      5.1.3 - APPROVALS.......................................................16
      5.1.4 - NO INJUNCTION...................................................16
      5.1.5 - NO MATERIAL ADVERSE CHANGE......................................17
      5.1.6 - CERTIFICATE OF OFFICER..........................................17
      5.1.7 - OPINIONS OF THE COMPANY'S COUNSEL...............................17
      5.1.8 - MEMORANDUM......................................................17
      5.1.9 - SUPPORTING DOCUMENTS............................................17
      5.1.10 -OTHER DOCUMENTS.................................................18
5.2. - CONDITIONS OF OBLIGATIONS OF THE SELLER................................18
5.2.1 - REPRESENTATIONS AND WARRANTIES........................................18
5.2.2 - COMPLIANCE WITH AGREEMENT.............................................18
5.2.3 - APPROVALS.............................................................18
5.2.4 - NO INJUNCTION.........................................................18
5.2.5 - CERTIFICATE OF OFFICER................................................19
5.2.6 - SUPPORTING DOCUMENTS..................................................19
ARTICLE 6 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES........................19
ARTICLE 7 - INDEMNIFICATION...................................................19
      7.1 - SELLER INDEMNIFICATION............................................19
      7.2 - PURCHASER INDEMNIFICATION.........................................20
      7.3 - INDEMNIFICATION PROCEDURE.........................................21
      7.4 - SURVIAL OF INDEMNIFICATION OBLIGATIONS............................22
ARTICLE 8 - CONFIDENTIALITY...................................................22
ARTICLE 9 - NOTICES...........................................................23

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                                                                            Page
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ARTICLE 10 - GENERAL PROVISIONS...............................................24
      10.1 - OTHER AGREEMENTS.................................................24
      10.2 - SUCCESSORS AND ASSIGNS...........................................24
      10.3 - JURISDICTION.....................................................25
      10.4 - GOVERNING LAW....................................................24
      10.5 - COUNTERPARTS.....................................................25
      10.6 - ADDITIONAL DELIVERIES............................................25
      10.7 - NO THIRD-PARTY BENEFICIARIES.....................................25
      10.8 - ENTIRE AGREEMENT.................................................26
      10.9 - HEADINGS.........................................................26
      10.10 - SEVERABILITY....................................................26
      10.11 - TRANSLATION.....................................................26

Exhibits
Exhibit A: Share Purchase Agreement
Exhibit B: Telecommunications Services Agreement
Exhibit C: Assumed Contracts
Exhibit D: Mandic Internet Balance Sheet
Exhibit E: Private Instrument of Amendment of the Articles of
           Association
Exhibit F: Release
Exhibit G: Purchaser Disclosure Schedules
Exhibit H: Seller Disclosure Schedules
Exhibit I: Employment Agreements
Exhibit J: Insurance Policies
Exhibit K: Material Waiver or Forbearance
Exhibit L: Opinion of Company's Counsel

                            QUOTAS PURCHASE AGREEMENT


QUOTAS PURCHASE AGREEMENT, dated as of this 6th day of October, 1999 (together with the schedules and exhibits hereto, collectively, this "Agreement") is by and between IMPSAT Comunicacoes Ltda., a Brazilian limited liability company (the "Seller"), and O Site Entretenimentos Ltda., a Brazilian limited liability company (the "Purchaser").

                               W I T N E S S E T H

      WHEREAS, the Seller is controlled by IMPSAT Corporation, a corporation duly organized and existing under the Laws of the State of Delaware, United States of America ("IMPSAT");

      WHEREAS, the Purchaser is controlled by El Sitio, Inc., a company duly organized and existing under the Laws of the British Virgin Islands ("El Sitio");

      WHEREAS, IMPSAT and El Sitio have entered into a Framework Agreement dated August 4, 1999 (the "Framework Agreement") in which the parties agreed on the basic terms and conditions of a series of related agreements to be entered into in connection with the sale of IMPSAT's retail Internet access business to El Sitio;

      WHEREAS, IMPSAT and El Sitio have entered into a Share Purchase Agreement dated the date hereof (the "Share Purchase Agreement") substantially in the form attached as Exhibit A, whereby IMPSAT shall purchase 1,756,677 shares of Class A Preferred Shares ("Preferred Shares") of El Sitio for US$12,300,000 on the date hereof and whereby IMPSAT has committed to purchase an additional 1,313,938 Preferred Shares for US$9,200,000;

      WHEREAS, in conjunction with this Agreement, and in accordance with the Framework Agreement dated August 4, 1999, by and between IMPSAT and El Sitio, Seller and Purchaser shall concurrently herewith enter into a Telecommunications Services Agreement substantially in the form attached hereto as Exhibit B, whereby the Seller will provide and the Purchaser will purchase telecommunications services related to the Purchaser's Internet access requirements for the Acquired Business (as defined herein) of the Seller;

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                                                                               2


            WHEREAS, IMPSAT had direct or indirect stock participation in the following companies: (i) Jungfrau Participacoes Ltda., a limited liability company duly organized and existing under the laws of the Federative Republic of Brazil ("Jungfrau"); (ii) Sfspv Empreendimentos e Participacoes Ltda., a limited liability company duly organized and existing under the laws of the Federative Republic of Brazil; (iii) Mandic.Com Ltda., a limited liability company duly organized and existing under the laws of the Federative Republic of Brazil ("Mandic.Com"); and (iv) Mandic Internet Ltda., a Brazilian limited liability company ("Mandic Internet");

            WHEREAS, IMPSAT has completed a corporate restructuring in the group of companies that it holds in Brazil, specifically; (i) the closing of Jungfrau and Sfspv joint stock capital; (ii) the change of Jungfrau, Sfspv and Mandic.Com corporate type; (iii) spin-off of Mandic.Com, with conversion of part of its assets into Mandic Internet; and (iv) merger of Jungfrau, Sfspv and Mandic.Com into the Seller (the "Restructuring");

      WHEREAS, IMPSAT, under the Restructuring described above has transferred to Mandic Internet all of its rights and interests in, including the exploitation of, the retail "Dial Up" access business in Brazil, including the contracts (the "Assumed Contracts") set forth on Exhibit C, as well as tangible and intangible assets listed in the Appraisal Report and Balance Sheet as of August 31, 1999 (the "Mandic Internet Balance Sheet"), attached hereto as Exhibit D (collectively, the "Acquired Business");

      WHEREAS, the Restructuring having been completed, the Seller wishes to sell all Quotas representing 99.9% of the total corporate capital of Mandic Internet (the "Interests") to the Purchaser, with all rights and obligations they represent;

      WHEREAS, the Purchaser wishes to acquire from the Seller the Interests;

      WHEREAS, the Interests of Mandic Internet are and will remain paid-in, free and clear of any commitments, agreements, rights, demands, encumbrances, pledge, doubts, debts or liens of any kind, not having any judicial claims, administrative procedure and/or debt which may affect the free transfer of the Interests from the Seller to the Purchaser;

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                                                                               3


      NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto hereby agree as follows:


ARTICLE 1 - SALE OF INTERESTS

1.1 - Sale of Interests.

      Subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Interests on the date hereof.

1.2 - Assumption of Liabilities.

      Purchaser shall not assume any liabilities of Seller or the Acquired Business of any nature whatsoever arising prior to the date hereof except those reflected in the Mandic Internet Balance Sheet and by the Assumed Contracts.

1.3 - Closing Date.

      The transfer of the Interests (the "Closing") shall take place on the date hereof and upon execution of the Private Instrument of Amendment of the Articles of Association in the form attached as Exhibit E. The date on which the Closing is held is referred to in this Agreement as the "Closing Date".

1.4 - Filing.

      The Seller undertakes to file the Private Instrument of Amendment of the Articles of Association within 30 days of the Closing Date.

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                                                                               4


ARTICLE 2 - PURCHASE PRICE

2.1 - Payment of Purchase Price.

      In consideration of the purchase of the Interests, the Purchaser shall pay to the Seller on the date hereof, by wire transfer of immediately available funds to Seller's Account No. 33.847.3000-1, Beneficiary: Impsat Comunicacoes Ltda. at the Banco Sudameris, Agencia 0726 - Paulista, the total and agreed price of R$24,066,180 (the "Purchase Price").

2.2 - Timing of Payment.

      The Purchase Price will be paid by the Purchaser to the Seller concomitantly with the execution of the Private Instrument of Amendment to the Articles of Association of Mandic Internet, reflecting the transfer of the Interests.

2.3 - Release.

      The Seller will give to the Purchaser upon the payment of the Purchase Price, the most full, irreducible, general, irrevocable and irreversible release in relation to the Purchase Price, waiving all further claims anyway or in any pretext, in the form attached as Exhibit F.

ARTICLE 3 - PURCHASER'S REPRESENTATIONS AND WARRANTIES

3.1 - Purchaser's Representations and Warranties.

      The Purchaser hereby represents and warrants to the Seller that, except as set forth in the disclosure schedules of Purchaser attached hereto as Exhibit G (the "Purchaser Disclosure Schedules"):

      3.1.1 - Organization, Corporate Power and Authorization.

            The Purchaser is a corporation duly organized, validly existing and in good standing under applicable law. The Purchaser has full corporate power and authority to enter into this Agreement, to perform its obligations under this

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                                                                               5


Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated by it have been duly and validly authorized by all the necessary corporate or other actions on the part of Purchaser. This Agreement has been duly executed by and on behalf of Purchaser and is a valid and binding obligation of the Purchaser and is enforceable in accordance with its terms except to the extent that the enforceability may be limited by applicable bankruptcy, insolvency, concordata, moratorium and other laws relating to or affecting creditor's rights generally or in equitable principles.

      3.1.2 - No Violation.

            (a) The execution and delivery of this Agreement by the Purchaser, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not violate, contravene, breach or result in any default under any indenture, mortgage, lease, agreement or other instrument or any statute, regulation, ordinance, judgment, decree or law to which the Purchaser is party or is subject or bound to and will not, with or without the given of notice or the passage of time, conflict with or result in any of the terms or conditions of, or constitute a default under, the Articles of Association or other governing documents of the Purchaser.

            (b) Except as provided in this Agreement, there are no consents, approvals, authorizations or orders, governmental or otherwise, necessary for the execution, delivery and performance of this Agreement by the Purchaser and the transactions contemplated hereby or to ensure the legality, validity, enforceability or admissibility in the Federative Republic of Brazil.


ARTICLE 4 - SELLER'S REPRESENTATIONS AND WARRANTIES

4.1 - Seller's Representations and Warranties.

      The Seller hereby represents and warrants to the Purchaser, except as set forth in the disclosure schedules of Seller attached hereto as Exhibit H (the "Seller Disclosure Schedules"):

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                                                                               6


            4.1.1- Organization, Corporate Power and Authorization.

            (a) The Seller is a corporation duly organized, validly existing and in good standing under applicable law. The Seller has full corporate power and authority to enter into this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated by it have been duly and validly authorized by all the necessary corporate or other actions on the part of the Seller. This Agreement has been duly executed by and on behalf of the Seller and is a valid and binding obligation of the Seller and is enforceable in accordance with its terms except to the extent that the enforceability may be limited by applicable bankruptcy, insolvency, concordata, moratorium and other laws relating to or affecting creditor's rights generally or in equitable principles.

            (b) Mandic Internet has been duly incorporated and is validly existing and in good standing and has all requisite corporate and other power and authority to carry on its business as currently conducted and to own, lease, use and operate its assets at the places currently located and in the manner currently used and operated; and is duly qualified to carry out business and is in good standing, in each jurisdiction in which the assets owned, leased, used or operated by it or the nature of the business conducted by it require it to be so qualified. The assets owned by and the Quotas of Mandic Internet are not subject to any liens.

            (c) True and complete copies of the Articles of Association and other organizational documents of Mandic Internet, as amended to and including the date hereof, have been delivered to the Purchaser.

            (d) There is no agreement, warrant or option existing pursuant to which Mandic Internet is or may be required to provide participation in its capital.

      4.1.2 - No Violation.

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                                                                               7


            (a) The execution and delivery of this Agreement by the Seller, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not violate, contravene, breach or result in any default under any indenture, mortgage, lease, agreement or other instrument, or any statute, regulation, ordinance, judgment, decree or law to which the Seller is party or is subject or bound to and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, the Articles of Association or other governing documents of the Seller.

            (b) Mandic Internet is not a party to, or bound by or subject to any indenture, mortgage, lease, agreement, instrument, charter or Articles of Association provision, or subject to any statute, regulation, judgment or decree which as a result of the execution of this Agreement, would result in the creation or imposition of any encumbrance or lien, or give to others, any interest or rights (including, without limitations rights to termination or cancellation) in, or with respect to the Interests or give rise to any right of termination, cancellation or acceleration of any right or obligation or any benefit to which Mandic Internet or to a loss of any benefit to which Mandic Internet is entitled.

            (c) Except as provided in this Agreement, there are no filings, registrations, consents, approvals, authorizations or orders, governmental or otherwise, necessary for the execution, delivery and performance of this Agreement by the Seller and the transactions contemplated hereby or to ensure the legality, validity, enforceability or admissibility in the Federative Republic of Brazil of this Agreement.

      4.1.3 - Mandic Internet Corporate Capital.

            (a) As of the date hereof, the corporate capital of Mandic Internet is of R$108,775.00 divided into 108,775 Quotas with par value of R$1.00 each, all of which are authorized, outstanding and are validly existing.

            (b) The Seller is the sole owner of all Interests having good and valid title thereof. The Interests are duly and validly authorized and

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                                                                               8


      outstanding, fully paid and non-assessable, free and clear of any lien, encumbrance, pledge or claim whatsoever.

            (c) Since the other Quota holder (representing .01% of the capital) of Mandic Internet has agreed separately to transfer its interests to Purchaser, the transfer of the Interests is not subject to any pre-emptive right or rights or first refusal or other rights of a similar nature in favor of any quotaholder of Mandic Internet under its Articles of Association or pursuant to any agreement or instrument to which Mandic Internet or the Seller is a party.

      4.1.4 - Financial Statements.

            (a) The Mandic Internet Balance Sheet attached hereto as Exhibit D:
      (i) is in accordance with the books and the records of Mandic Internet and has been prepared in accordance with Brazilian generally accepted accounting principles (the Brazilian GAAP) and (ii) presents fairly, in all material respects, the consolidated financial position and the results of operations, changes in quotaholders equity and cash flows of Mandic Internet as of the dates and for the periods indicated, in accordance with Brazilian GAAP applied on a basis consistent with prior periods.

            (b) Since the date of the Mandic Internet Balance Sheet, there has not been:

                  (i) any material adverse change, financial or otherwise, in the business prospects, operations, assets, liabilities (actual or contingent), earnings or other condition of Mandic Internet; or

                  (ii) any change in the authorized or actual capitalization of Mandic Internet.

            (c) Except as reflected in the Mandic Internet Balance Sheet, Mandic Internet has not:

                  (i) incurred or assumed any material liabilities, obligations or indebtedness (whether direct or indirect), actual or contingent, other than current liabilities, obligations or

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                                                                               9


                        indebtedness for operating expenses incurred in the ordinary course of business consistent with good practice;

                  (ii) entered into, or committed to enter into, any material transaction, contract or agreement, whether written or oral other than in the ordinary course of business consistent with good practice;

                  (iii) acquired, subjected to any lien or disposed of or
                        committed to acquire, subject to any lien or dispose of any material assets other than in the ordinary course of business consistent with good practice; or

                  (iv) canceled or waived any debt, claim or other right.

            (d) With respect to any assets belonging to Mandic Internet there is no contravention of any statute, ordinance, rule or regulation of any duly constituted authority having jurisdiction, arising from the tenancy, occupancy or use thereof or the location, size, configuration, state of repair, design or construction of or defects in the said assets, or on account of the materials of which it is built or the quantity, concentration or type of emission, deposit, issuance, or discharge from any part of the said assets or otherwise in connection of the same. There is no order or judgment by any authority having jurisdiction requiring any work or expenditure of money in respect of such assets, nor is there any pending or threatened expropriation procedure affecting the same. The assets are usable and in sound condition, operation and repair, subject to reasonable wear and tear and obsolescence.

            (e) Mandic Internet has acquired, and currently holds all permits, licenses, consents, concessions, authorizations, approvals, privileged waivers, exemptions, orders, certificates, rulings, agreements and other concessions granted by or entered into with any governmental or regulatory authority required in connection with its assets and business, and all of the foregoing are in good standing and are being complied with in all material respects.

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                                                                              10


            (f) The bookkeeping and accounting records of Mandic Internet are complete and accurate in all material respects, have been maintained on a consistent basis and fairly reflect the financial transactions of Mandic Internet.

            (g) As of the date hereof, Mandic Internet has no liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, asserted, unasserted or other), and there has not been any aspect of the prior or current conduct of the business or affairs of Mandic Internet which could form the basis for any claims by any third party which, if asserted, could result in any such liability or obligation, which is not fully reflected or reserved against on the Financial Statements of Mandic Internet as at August 31, 1999.

            4.1.5 - Taxes.

            Mandic Internet has duly complied with all the administrative proceeding before tax authorities. All the information and documents conveyed by Mandic Internet to the tax authorities are true, correct and complete and present fairly and accurately the information required to be shown therein. Mandic Internet has paid all taxes payable by it to all taxing authorities. There are no pending or threatened claims, liens, investigation for tax deficiencies, penalties or interest asserted Mandic Internet by any taxing authority. There are no agreements or waivers extending the time for the assessment of any tax or tax deficiency against Mandic Internet. The accrual for taxes reflected in the Financial Statements is, in the aggregate, adequate to cover any and all national or foreign tax liabilities (whether or not disputed) of Mandic Internet for the period covered by such Financial Statements, and for all tax liabilities arising out of transactions entered into or states of fact existing prior thereto.

            4.1.6 - Litigation.

            (a) Mandic Internet has not received any notification that:

                  (i) any process utilized, any product produced or any service provided by it or the conduct of its business

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                                                                              11


                        infringes any patent, trade mark, trade name, trade secret, know-how or technology owned or used by another or is the subject of any pending or threatened proceedings or outstanding court order;

                  (ii) there is any investigation by any administrative authority or judicial body that would adversely affect its business or any product, apparatus, method or design of Mandic Internet.

            (b) Mandic Internet has not been informed or received any notification of any action, proceeding, demand, claim or investigation pending or threatened by or before any court or administrative agency in which an adverse determination might adversely and materially affect Mandic Internet or a material portion of any of licenses or assets or rights or that questions the validity of this Agreement or seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement. Neither Mandic Internet nor any of its assets are party to any agreement or subject to any corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation that materially and adversely affect the conduct of its business and operations. Mandic Internet has not received any notification of any judgment, order or decree enforceable against or in respect of Mandic Internet, or its business which involves or may involve, or restricts or may restrict, or requires or may require, the expenditure of money.

            4.1.7 - Insurance.

            Mandic Internet has obtained all insurance policies that relate in any way to the ownership, use or operation of its assets. Such policies are each outstanding and in full force and effect and are valid and enforceable in accordance with their terms, have been entered into, to knowledge of Mandic Internet, with financially sound and reputable insurance companies and insure all material assets of Mandic Internet against loss and damage to the extent and in the manner reasonably customary and prudent for companies engaged in similar businesses or required by any of the licenses. All premiums with respect such insurance policies required to be paid thereunder have been paid and no notice of cancellation or termination has been received with respect to any such policy.

            4.1.8 - Contracts and Commitments

            (a) The Assumed Contracts constitute all of the material contracts, arrangements and understandings, written or oral, express or implied, to which Mandic Internet is a party, or to or by which it or its assets are, or may be subject, bound or affected. All such Assumed Contracts having been transferred to Mandic Internet by Mandic.Com pursuant to the Restructuring, and all such Assumed Contracts are in good standing, valid and effective, current in payments, with no breach, violation, default, notice or claim of breach by any party thereto, except for such breaches, violations, defaults, notices of claims of breach that, individually and in the aggregate, would not be material to Mandic Internet, and no event has occurred which with notice or lapse of time, or both, constitute a breach, violation or default by any party thereto. Contracts relating to employment or consulting are listed in Exhibit I hereto and policies relating to insurance are listed in Exhibit J hereto.

            (b) The Seller has delivered to the Purchaser true and complete copies of all written contracts and true and complete memoranda describing the terms of all oral contracts listed in Exhibit C hereto, together with a complete and correct copy or description, as the case may be, of all amendments thereto. All material liabilities and obligations under such contracts can be ascertained from such copies or memoranda. Each contract is valid, in full force and effect, binding and enforceable by

      Mandic Internet thereto in accordance with its respective terms. Mandic Internet has complied in all material respects with the terms of all contracts, including, but not limited to, all such terms requiring the filing of statements (financial or otherwise) and the payment of any amounts and are not in default under any contract, except for defaults that, individually and in the aggregate, would not be material to Mandic Internet. Except as set forth on Exhibit K hereto, Mandic Internet has not granted or been granted any material waiver or forbearance with respect to any of the contracts. To the knowledge of the Seller or Mandic Internet, no other contracting party is in material default under any of the contracts.

            (c) There is no agreement, option or other right or privilege outstanding in favor of any person for the purchase from Mandic Internet of its business or any of its assets, other than sales in the ordinary course of business.

            (d) There is no agreement signed by Mandic Internet or its interestholders which may affect its activities, restraining or imposing conditions to the development of its business.

            4.1.9 - Compliance with Laws.

            Mandic Internet has complied in all material respects with all statutes, ordinances, codes, laws, rules, regulations or orders in respect of the conduct of its business and ownership, possession, maintenance and operation of its properties.

            4.1.10 - Labor Relations.

            (a) The Seller has delivered to the Purchaser a complete list of employees of Mandic Internet as well as each such employee's date of hire, current compensation, including salary, bonuses, commissions and other benefits of any kind and participation in each of any benefit plan. A true, correct and complete copy of the employee work book (Livro de Registro de Empregados) has been delivered to the Purchaser as well as a true, correct and complete copy of each written employment contract and a description of each oral employment agreement.

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                                                                              14


            (b) Mandic Internet is in compliance with each of its obligations under all statutes, rules, regulations, executive orders, judgements, orders, decrees and agreements governing its employment practices and the employment relationships with its employees.

            (c) Mandic Internet has been complying with the provisions of the collective bargaining relationship applicable to Mandic Internet's employees. No employees of Mandic Internet have made a demand for recognition of a labor organization or group or filed a petition with Mandic Internet demanding such representation, nor does Mandic Internet and/or the Seller has knowledge of any employee attempting to organize a labor organization or group; and there is no labor strike pending or threatened and no labor dispute(s) exists between Mandic Internet and any labor organization or employee of Mandic Internet.

            (d) There is no material: (i) pending or threatened, administrative or judicial, unfair labor practice charges and/or discrimination charges, and/or pending or threatened employment related litigation including judicial, administrative and/or employment grievance proceedings and/or arbitrations, related to any employee of Mandic Internet or any third party; (ii) claims, pending or threatened, by any governmental agency, labor organization, past or present employee or consultant alleging Mandic Internet has violated any applicable statute, law (administrative and judicial), executive order, rule, regulation, judgement, order, decree or agreement, regarding Mandic Internet's employment practices; (iii) pending or threatened unfair employment practice charges, judicial or administrative proceedings and/or employment grievance and/or arbitrations against Mandic Internet regarding its employment practices; and (iv) present or former employee(s) of Mandic Internet who have any claims against the Mandic Internet (whether under federal, provincial, state, local or foreign law) under any employment agreement(s), or otherwise, on account of or for (A) overtime pay, other than overtime pay for the current payroll period, (B) wages or salary (excluding amounts accruing under the Plans) for any period other than the current payroll period, (C) vacation or time off (or pay in lieu thereof), other than that earned in regard to the current fiscal or calendar year, or

      (D) any violation of any law, statute, rule or regulation relating to minimum wages or maximum hours of work.

            (e) The employment by Mandic Internet of any person (whether or not there is a written employment agreement) may be terminated for any reason whatsoever not inconsistent with current law, without penalty or liability of any kind other than accrued vacation pay and all legal severance obligations.

            (f) Mandic Internet has never had any pension, profit sharing or similar benefit plans.

            4.1.11 - Competition, Consumer and Trade Regulation Law

            (a) Mandic Internet is not a party to or is concerned in any agreement or arrangement or is conducting or has conducted itself (whether by omission or otherwise) in a manner which:

                  (i) infringes any anti-trust and consumer or similar legislation in Brazil; and

                  (ii) is registrable, unenforceable or void or renders that Mandic Internet liable to civil, criminal or administrative proceedings by virtue of any anti-trust, consumer or similar legislation.

            (b) Mandic Internet has given an undertaking to, or is subject to any order of or investigation by, or has received any request for information from, any court or governmental regulatory authority, including but not limited to any national competition authority under any anti-trust, consumer or similar legislation.

            4.1.12 - Subscribers

                        As of the date of the Mandic Internet Balance Sheet, Mandic Internet had agreements with the number of paying subscribers for receipt of dial-up access services identified in the audit report of Deloitte & Touche attached as Exhibit D.

ARTICLE 5 -- CONDITIONS TO CLOSING

5.1 - Conditions of Obligations of the Purchaser.

      The obligation of the Purchaser to purchase and pay for the Quotas which it has agreed to purchase on the date hereof is subject to the fulfillment in all material respects prior to the date hereof of the following conditions, any of which may be waived in whole or in part by the Purchaser:

      5.1.1 - Representations and Warranties.

            The representations and warranties of the Seller under this Agreement shall be true and correct in all material respects on the date hereof.

      5.1.2 - Compliance with Agreement.

            The Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Seller on or before the Closing Date.

      5.1.3 - Approvals.

            The Seller shall have obtained any and all consents, waivers, approvals or authorizations, with or by any governmental body or any other person required for the valid execution of this Agreement and the transactions contemplated hereby.

      5.1.4 - No Injunction.

            No governmental body or any other person shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor shall any such order be threatened or pending.

      5.1.5 - No Material Adverse Change.

            Since July 31, 1999, there shall not have been a Material Adverse Change. "Material Adverse Change" means any event, circumstance, condition, fact, effect or other matter which has had or could reasonably be expected to have a material adverse effect (i) on the business, assets, liabilities, prospects, properties, results of operations or condition (financial or otherwise) of the Acquired Business or (ii) on the ability of the Seller and such subsidiaries to perform on a timely basis any material obligation under this Agreement or to consummate the transactions contemplated hereby.

      5.1.6 - Certificate of Officer.

            The Seller shall have delivered to the Purchaser a certificate dated the Closing Date, executed by its Chief Executive Officer, certifying the satisfaction of the conditions specified in paragraphs 5.1.1, 5.1.2, 5.1.3, 5.1.4 and 5.1.5

      5.1.7 - Opinions of the Company's Counsel.

            The Purchaser shall have received from Pinheiro Neto Advogados, counsel for the Seller, an opinion dated the date of the Closing, in the form attached as Exhibit L.

      5.1.8 - Memorandum.

            The Articles of Association shall be in full force as of the date hereof under the laws of the Brazil and shall not have been amended or modified, and a certified copy of the and Articles of Association shall have been delivered to counsel for the Purchaser.

      5.1.9 - Supporting Documents.

            The Purchaser shall have received the Seller Disclosure Schedules.

      5.1.10 - Other Documents.

            The parties have executed the Share Purchase Agreement, and the Telecommunications Services Agreement, and any document contemplated by the foregoing agreements.

5.2 - Conditions of Obligations of the Seller.

            The obligation of the Seller hereinunder is subject to the fulfillment in all material respects prior to the date hereof of the following conditions, any of which may be waived in whole or in part by the Seller:

      5.2.1 - Representations and Warranties.

            The representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects on the date hereof.

      5.2.2 - Compliance with Agreement.

            The Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Purchaser on or before the Closing Date.

      5.2.3 - Approvals.

            The Purchaser shall have obtained any and all consents, waivers, approvals or authorizations, with or by any governmental body or any other person required for the valid execution of this Agreement and the transactions contemplated hereby.

      5.2.4 - No Injunction.

            No governmental body or any other person shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor shall any such order be threatened or pending.

      5.2.5 - Certificate of Officer.

            The Purchaser shall have delivered to the Seller a certificate dated the Closing Date, certifying the satisfaction of the conditions specified in paragraphs 5.2.1, 5.2.2, 5.2.3 and 5.2.4.

      5.2.6 - Supporting Documents.

            The Seller shall have received the Purchaser Disclosure Schedules.

ARTICLE 6 - Survival of Representations and Warranties

      The representations and warranties made by the Seller shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated herein.

ARTICLE 7 - INDEMNIFICATION

7.1 - Seller Indemnification.

            The Seller, shall indemnify and hold harmless the Purchaser and/or each of its directors, officers, agents, employees, advisers and representatives from and against any losses, expenses, claims damages or liabilities of whatever nature, joint or several, including without limitation reasonable costs of investigation and reasonable legal fees and expenses of legal counsel to which the Purchaser and/or each of its directors, officers, agents, employees, advisers and representatives may become subject, which arise out of or are based upon:

            (a) any representation or warranty of the Seller made herein not having been materially true, complete and accurate when made;

            (b) any covenant made herein by the Seller not having been complied with;

            (c) any liability for taxes including related liabilities, penalties, fines, additions and interest in respect of any taxable period ending on or prior to this date;

            (d) any liability for labor claims filed after this date but related to the working period prior to the date of signature of this Agreement, by ex-employees of Mandic.Com or by the employees that were transferred from Mandic.Com to Mandic Internet, as a result of the spin-off of Mandic.Com;

            (e) any liability or obligation of Mandic.Com or any other affiliate of IMPSAT, which was not transferred to Mandic Internet in view of the spin-off of Mandic.Com;

            (f) any liability or obligation arising out of the tangible and intangible assets transferred to Mandic Internet, as a result of the spin-off of Mandic.Com;

            (g) any liability or obligation attributed by Mandic Internet's clients, for services rendered before the signature of this Agreement;

            (h) any liability or obligation attributed to the relevant parties of the Contracts signed by and transferred to Mandic Internet, related to the period prior to this Agreement; and

            (i) Any liability or obligation arising from non-compliance of the obligations assumed by Mandic.Com under Section 4.1.8 of this Agreement.

      Seller's obligations to indemnify for Purchaser's losses under this agreement shall accrue only if the aggregate amount of such losses exceeds one percent of the Purchase Price, and then Seller shall be liable for all such losses, including such initial one percent amount.

7.2 - Purchaser Indemnification.

      The Purchaser shall indemnify and hold harmless the Seller and each of its directors, officers, agents, employees, advisers and representatives from and against any losses, expenses, claims, damages or liabilities, joint or several, including without limitation reasonable costs of investigation and reasonable legal fees and expenses of legal counsel to which the Seller and/or each of its directors, officers, agents, employees, advisers and representatives may become subject, which arise out of or are based upon:

      (a) any representation or warranty of the Purchaser made herein not having been materially true, complete and accurate when made, or

      (b) any covenant made herein by the Purchaser not having been complied with.

      Purchaser's obligations to indemnify for Seller's losses under this Agreement shall accrue only if the aggregate amount of such losses exceeds one percent of the Purchase Price, and then Purchaser shall be liable for all such losses, including such initial one percent amount.

7.3 - Indemnification Procedure.

      In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the indemnifying party (the "Indemnitor") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnitor (at Indemnitor's expense) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the counsel for the Indemnitor who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnitor of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnitor and the Indemnitor is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, the Indemnitor, in the defense of any such claim or litigation, shall not consent to entry of any judgment or order, interim or otherwise, or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnitor might be expected to affect adversely the Indemnified Party's tax liability or the ability of the Indemnified Party or any of its subsidiaries to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnitor in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnitor, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnitor, such consent not to be unreasonably withheld. In the event that the Indemnitor does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. Notwithstanding the foregoing, the Indemnitor shall still provide indemnification to the Indemnified Party. In any event, the Indemnitor and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section 7.3 and the records of each shall be available to the other with respect to such defense.

7.4 - Survival of Indemnification Obligations.

      The obligations of the parties under this Article shall survive the execution and delivery of this Agreement for a period of not less than five (5) years.

ARTICLE 8 - CONFIDENTIALITY

      No party, without the consent of the other party, disclose to any third party the existence of this Agreement, its contents or any other confidential information to which it had knowledge as a result of this Agreement, except as and strictly to the extent by any law, rule or regulation or judicial process.

ARTICLE 9 - NOTICES

      All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex and e-mail communications) and mailed, telecopied, telegraphed telexed or delivered.

If to the Purchaser:

Rua Sancao Alves dos Santos, 20, 1(degree) andar, conjunto 12
Brooklin, Sao Paulo, SP
CEP:
Telefax: 55 11 5505 7665
Attn.: Marcos Souza Aranha

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
399 Park Avenue
New York, NY 10022
Telefax: 212-319-4090
Attn.: Neil A. Torpey
       Mark G. Pedretti

And to:

Amaro, Stuber e Advogados
Avenida Paulista 1499
18th & 19th Floor
01311-928, Sao Paulo, Brazil
Telefax: 55-11-283-0483
Attn.: Walter Douglas Stuber

If to the Seller:

Av. Eng. Luis Carlos Berrini, 550, 10(degree) andar (parte) e 11(degree) andar Brooklin Novo, Sao Paulo, SP
CEP:

Tel.: 55 11 5506 7515
Fax: 55 11 5506 8399
Attn.: Daniel Vicente Hourquescos
       Carlos Daniel Ligotti

with a copy to:

Pinheiro Neto - Advogados
Rua Boa Vista, 254
9th Floor
01014-907, Sao Paulo, Brazil
Telefax:  55-11-237-8600
Attn: Fernando R. de Almeida Prado

      All notices are effective upon receipt or upon refusal if properly delivered.

ARTICLE 10 - GENERAL PROVISIONS

10.1 - Other Agreements.

            The Seller and the Purchaser agree to execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

10.2 - Successors and Assigns.

      This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto, and any purported assignment or other transfer without such consent shall be void and unenforceable; provided, that the Purchaser may assign this Agreement to any affiliate of such Purchaser, but any such assignment shall not relieve the Purchaser of its obligations hereunder.

10.3 - Jurisdiction.

      The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the City of Sao Paulo, State of Sao Paulo, Brazil, as the competent courts to decide any questions or dispute which might arise under this Agreement or of any of the transactions contemplated hereby.

10.4 - Governing Law.

      The construction and performance of this Agreement shall be governed by the laws of the Federative Republic of Brazil.

10.5 - Counterparts.

      This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

10.6 - Additional Deliveries.

      The Seller shall at any time and from time to time within one year after the Closing execute and deliver to the Purchaser such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise be reasonably requested by the Purchaser, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby, or otherwise to carry out the intent and purposes of this Agreement.

10.7 - No Third-Party Beneficiaries.

      Nothing in this Agreement shall confer any rights upon any individual, corporation or other entity or organization other than the parties hereto and their respective heirs, successors and permitted assigns.

10.8 - Entire Agreement.

      This Agreement and the Exhibits and Annexes hereto embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any amendment, waiver or consent is sought.

10.9 - Headings.

      The headings set forth in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

10.10 - Severability.

      If any provision, including any phrase, sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

10.11 - Translation.

      This Agreement shall only be executed in the English version, but a Portuguese translation in a form satisfactory to Seller and Purchaser shall be prepared immediately after its signature.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties sign and execute this instrument in equal form and content 2 (two) copies, for one effect, together with two witnesses in all present.

                                        Sao Paulo, October 6, 1999
                                        IMPSAT COMUNICACOES LTDA.


                                        /s/ Daniel Vincente Hourquescos
                                        ----------------------------------------
                                        Name:  DANIEL VINCENTE HOURQUESCOS
                                        Title: DIRECTOR


                                        /s/ Carlos Daniel Ligotti
                                        ----------------------------------------
                                        Name:  CARLOS DANIEL LIGOTTI
                                        Title: DIRECTOR


                                        O SITE ENTRETENIMENTOS LTDA.


                                        /s/ Marcos Souza Aranha
                                        ----------------------------------------
                                        Name:  MARCOS SOUZA ARANHA
                                        Title: DIRETOR-PRESIDENTE


Witnesses:

/s/ Cristina Xavier Da Rocha Loures      /s/ Ana Claudia Donata De Oliveira
-------------------------------------    ---------------------------------------
Name: Cristina Xavier Da Rocha Loures    Name: Ana Claudia Donata De Oliveira
ID Card: 5 676 931-5 SSP/PR              ID Card: 13613.493-2

                                                                       EXHIBIT A

                        FORM OF SHARE PURCHASE AGREEMENT

                                                                       EXHIBIT B

                           FORM OF TELECOMMUNICATIONS
                               SERVICES AGREEMENT

                                                                       EXHIBIT C

                                ASSUMED CONTRACTS

------------------------------------------------------------------------------------------
     LIST OF MATERIAL CONTRACTS TRANSFERRED BY MANDIC.COM TO MANDIC INTERNET
------------------------------------------------------------------------------------------


==========================================================================================

           PARTY                   OBJECT             MONTHLY PAYMENT          TERM
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
AECESP - Detran (Transit     Access service to             R$ 2,80 per   From 99.10.20 to
Department)                  Detran's data base                 access           00.10.19
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
AGENCIA ESTADO LTDA.         Supply of informative          R$2,000.00       Indetermined
                             articles for  Mandic
                             Internet's home page
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
AMEX - AMERICAN EXPRESS      American Express                4% on the       Indetermined
                             Credit Card System         received gross
                                                                 value
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ARGEL AR CONDICIONADO LTDA.  Technical assistance             R$200.00       Indetermined
                             for conditioning air
                             equipment
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ASSOCIACAO COML DE SAO PAULO Supply of information         R$ 0,64 per       Indetermined
                             about credit on                   consult
                             checks received by
                             Mandic Internet
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ASC ASSESSORIA               Rendering of                     R$234.00       Indetermined
                             technical and
                             updating services
                             AT-DC
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ATS ASSESSORIA E SISTEMAS    Maintenance service              R$500.00       Indetermined
S/C LTDA.                    of SICA (modulos
                             fopag), accountancy
                             and reicevables system
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
AUTOFAX Com. LTDA.           Identification of CPF    According to the       Indetermined
                             (Individual's Tax      number of consults
                             Roll Number)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
DHL WORLD WIDL EXPRESS       Rendering of courier     According to the         No written
                             services                       weight and          agreement
                                                            delivery's
                                                              location
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
DATAMINIG CONSULTORIA E      Development of                 R$2,000.00       Indetermined
DESENV. EM INFORMATICA LTDA. software for customer
                             assistance services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
DENISON BRASIL PUBLICIDADE   Advertising,                   15% on the       Indetermined
LTDA                         publicity and direct     production costs
                             marketing services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
DELOITTE TOUCHE              Auditing and tax               R$2,000.00           99.12.22
TOHMATSU-AUDITORES INDEP.    advisory services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
DELRONIO IND. E COM LTDA .   Leasing of photocopy             R$238.00          24 months
                             equipment Sharp,
                             mod:SF-2114.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
EDITORA REVISTA DOS          Access service to        According to the       Indetermined
TRIBUNAIS LTDA.              jurisprudence data              number of
                             base                             consults
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
AURORA SOFTWARE LTDA.        License of the            Remuneration in   From 98.10.14 to
                             software "O Elefante"         cash is not           00.10.14
                                                              involved
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
FIRMAMENTO ASSES. E          Marketing and                  R$7,000.00       Indetermined
COMUNICACAO S/C LTDA         communication services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
GOLDEN TAXI TRANS. LTDA.     Transport services       According to the       Indetermined
                                                              distance
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
HIPERCARD                    Credit Card System              5% on the
                             (administration of         received gross
                             credit cards in the                 value
                             Northeast of Brazil)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
MACHIONI, VELOSO, BRAGA E    Rendering of legal             R$1,100.00       Indetermined
AMATO ADVS.                  services
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     LIST OF MATERIAL CONTRACTS TRANSFERRED BY MANDIC.COM TO MANDIC INTERNET
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
MAQUINAS DE CAFE EXPRESSO    Leasing of a coffee              R$200.00       Indetermined
LTDA.                        machine

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
MIDIA VOX LTDA.              License of the           In Recife R$1,60        Indetermined
                             software "Linha           per Subscriber.
                             Livre"                    In other cities
                                                            R$2,00 per
                                                            Subscriber
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
MILTON PUBLICIDADE           Production of            According to the          No written
                             publicity material       service rendered           agreement
                             and its distribution.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
MYREEL PRODUCAO DE IMAGENS   Monthly supply of                R$535.00        Indetermined
E COM. LTDA.                 articles for
                             "Developers Magazine"
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
NAWI SEGURANCA OCUPACIONAL   Consultation service    2 and 1/2 minimum        Indetermined
S/C LTDA                     in Labor Security                salaries
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
OFICINA PAULISTA DE CLIPPING Clipping of artices              R$300.00    From 99.05.15 to
                             and news published                                   00.05.14
                             about Mandic Internet
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
OPUS SOFTWARE E REPR. LTDA   Development of          Hourly rate based        Indetermined
                             software for a new                 on the
                             data base of Mandic          professional
                             Internet                         involved
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PROCARTA SERVICOS LTDA.      Printing service of        R$. 120.00 per        Indetermined
                             dockets                      one thousand
                                                            documents.
                                                      Minimum value of
                                                             R$ 200,00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
RADIO EXCELSIOR LTDA.        Propaganda/Publicity           R$6.000,00        Indetermined
(Radio Globo)                                        (depending on the
                                                                 case)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
REDECARD S/A.                Mastercard Credit               3% on the        Indetermined
                             Card System                received gross
                                                                 value
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
SCAM-Servicos de             Association for the        (i) 50% of the        Indetermined
Comunicacao da Amazonia      development of Mandic          net income
Ltda.                        Internet's activities    generated by the
                             in the North area of     Subscriber; (ii)
                             Brazil                     50% of the net
                                                      income resulting
                                                          from roaming
                                                       services; (iii)
                                                           R$ 0,50 per
                                                    active Subscriber.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
SOFTWARE EXPRESS INF. S/C    License of the                   R$600.00        Indetermined
LTDA.                        software "Sitef" for
                             the electronic
                             transfer of funds
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
SUBSCRIBER AGREEMENTS        Electronic agreements              Varies      Month to Month
                             with subscribers for
                             receipt of dial-up
                             access services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
SUL AMERICA SEGUROS          Health Insurance            Per employee -       Indetermined
                                                        (i) Basic Plan:
                                                         R$ 60,04; (ii)
                                                       Especial Plan 1;
                                                         R$84,38; (iii)
                                                        Executive Plan:
                                                                 180,75
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
SUNSHINE EVENTOS LTDA        Promotion of Internet     Comission of R$    From 99.05.13 to
                             access kit of Mandic             4,95 per            00.05.12
                             Internet                 Subscriber and a
                                                     monthly comission
                                                         on the amount
                                                         received from
                                                      Mandic Internet.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TELEFUTURA TELEMARKETING     Receptive                     R$83,200.00        Indetermined
S/C LTDA.                    telemarketing services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TESLA TECNOLOGIA LTDA.       Creation and                  R$12,700.00        Indetermined
                             maintenance of Mandic
                             Internet's web site
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
THANK YOU EXPRESS TRANS.     Rendering of local           R$8.90 /Hora        Indetermined
LTDA.                        courier services
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

     LIST OF MATERIAL CONTRACTS TRANSFERRED BY MANDIC.COM TO MANDIC INTERNET
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
TREND MICRO DO BRASIL LTDA.  License of the          50% of the amount        Indetermined
                             software PC-cillin 98       received from
                             (anti-virus software)         Subscribers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
UNIBANCO UNIAO DOS BANCOS    Programmed debt in        31% of the bank        Indetermined
BRASILEIROS S/A.             Subscribers' bank       fee applicable to
                             accounts                      the service
                                                           rendered to
                                                       Mandic Internet
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
VARIG S.A-VIACAO AEREA       Association for the        US$. 0,02/mile        Indetermined
RIO-GRANDENSE                development of Mandic
                             Internet's promotions
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
VIDEO LUPA COM. E SERV.      Intermediary services           Comission     From 99.05.13 a
LTDA - ME                    for Sunshine Eventos    equivalent to one            00.05.12
                             Ltda. and Mandic        month fee paid by
                             Internet                   the Subscriber
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
VISANET                      VISA Credit card        3% of the sales's        Indetermined
                             System                             amount
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
XEROX DO BRASIL LTDA.        Leasing of equipment             R$567.64        Indetermined
                             mod. Landscape
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
XEROX DO BRASIL LTDA.        Leasing of printer               R$209.38        Indetermined
                             equipment
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
COMPUSHOW COMERCIO E         (i) Local assistance      (i) fixed part:    From 99.06.14 to
SERVICOS LTDA.               to the Subscribers of     R$ 200,00; (ii)            00.06.14
                             Mandic Internet; (ii)      variable part:
                             administration of the    according to the
                             local branch.              numbers of new
                                                          Subscribers.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ATS ASSESSORIA E SISTEMAS    (i) Local assistance      (i) fixed part:    From 99.06.20 to
S/C LTDA.                    to the Subscribers of     R$ 200,00; (ii)            00.06.20
                             Mandic Internet; (ii)      variable part:
                             administration of the    according to the
                             local branch.              numbers of new
                                                          Subscribers.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
CLINICA DE COMPUTADORES      (i) Local assistance      (i) fixed part:    From 99.06.01 to
LTDA.                        to the Subscribers of     R$ 200,00; (ii)            00.06.01
                             Mandic Internet; (ii)      variable part:
                             administration of the    according to the
                             local branch.              numbers of new
                                                          Subscribers.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ASTON - AUTOMACAO            (i) Local assistance      (i) fixed part:    From 99.07.01 to
TELECOMUNICACOES LTDA.       to the Subscribers of     R$ 200,00; (ii)            00.07.01
                             Mandic Internet; (ii)      variable part:
                             administration of the    according to the
                             local branch.              numbers of new
                                                          Subscribers.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Local companies of Salvador  (i) Local assistance      (i) fixed part:    From 99.07.01 to
(BA), Fortaleza (CE),        to the Subscribers of     R$ 200,00; (ii)            00.07.01
Florianopolis (SC),          Mandic Internet; (ii)      variable part:
Curitiba (PR), Campinas      administration of the    according to the
(SP), Porto Alegre (RS),     local branch.              numbers of new
and Belo Horizonte (MG).                                  Subscribers.
(No-Written Agreements)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
CARVALHO E PEREIRA E         Rendering of judicial     (i) fixed part:        Indetermined
ADVOGADOS ASSOCIADOS         services related to a        R$ 20.000,00
                             law suit in order to     (already paid by
                             discuss the payment      Mandic.Com); and
                             of Service Tax on       (ii) success fee:
                             Internet access          3% on the amount
                             services provided by           recovered.
                             Mandic Internet to
                             Subscribers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PORTES ADMINISTRACAO E       Leasing of suites 91,    Approximately R$    From 98.08.01 to
AGROPECUARIA LTDA.           92, 101 and 122 of           2.800,00 per            00.07.31
                             the building located                suite
                             at Avenida Pedroso de
                             Moraes, 433 (Mandic
                             Internet's head
                             office.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
MICROSOFT CORPORATION        Internet Sign-Up            (i) less than        Indetermined
                             wizard referral and             1,499 new
                             Microsoft Internet       Subscribers: US$
                             Explorer License and               40 per
                             Distribution Agreement   Subscriber; (ii)
                                                         from 1,500 to
                                                                 2,499
                                                      Subscribers: US$
                                                                35 per
                                                     Subscriber; (iii)
                                                     US$ from 2,500 to
                                                     4,999: US$ 30 per
                                                       Subscriber; and
                                                        (iv) more than
                                                                 5,000
                                                      Subscribers: US$
                                                     25 per Subscriber
------------------------------------------------------------------------------------------

     LIST OF MATERIAL CONTRACTS TRANSFERRED BY MANDIC.COM TO MANDIC INTERNET
------------------------------------------------------------------------------
------------------------------------------------------------------------------
*Purshaser and Seller have been discussing the division of the agreement with the lessor. Until new agreements are not entered by each party,
------------------------------------------------------------------------------
      Seller and Purchaser will pay all the amounts due to the lessor proportionally to the number of suites occupied by each party.
------------------------------------------------------------------------------

                                                                       EXHIBIT D

                          MANDIC INTERNET BALANCE SHEET

MANDIC.COM LTDA.

     MANDIC.COM LTDA.'S NET WORTH ELEMENTS ON JULY 31, 1999 TO BE MERGED IN
            TWO EXISTING COMPANIES (Mandic Internet Ltda., and Impsat Comunicacoes Ltda.) (in reais - R$)

                                                    DESTINATION OF MERGED EQUITY
----------------------------------------------------------------------------
                     Mandic Com. Ltda.
                     -----------------

ASSETS                             R$

                                                                Comunicacoes
                                                                ------------
                                            Internet Ltda.             Ltda.
                                            --------------             -----
----------------------------------------------------------------------------
CURRENT ASSETS
Cash                           109,384                  -           109,384
Marketable Securities          368,580                  -           368,580
Accounts receivable            707,170                  -           707,170
Prepaid taxes                  362,462                  -           362,462
Other                           20,287                650            20,287
TOTAL CURRENT               __________                           __________
ASSETS                       1,531,883                650         1,531,883
----------------------------------------------------------------------------
LONG-TERM ASSETS
Loans among
affiliated companies         1,000,000                  -         1,000,000
Interest on loan               119,234                  -           119,234
among affiliated
companies
 Loans receivable              150,263                  -           150,263
TOTAL LONG-TERM            ___________      _____________       ___________
ASSETS:                      1,269,497                  -         1,269,497
----------------------------------------------------------------------------
PERMANENT ASSETS
----------------------------------------------------------------------------
Property, plant
and equipment, net
TOTAL PERMANENT              2,191,866            208,632         1,983,234
ASSETS:                   ____________      _____________     _____________
                             2,191,866            208,632         1,983,234

----------------------------------------------------------------------------
TOTAL ASSETS                 4,993,246            209,282         4,783,964
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
CURRENT
LIABILITIES
----------------------------------------------------------------------------
Notes Payable                  621,810                  -           621,810
Social Contribution
Payable                         69,438                  -            69,438
Tax Payable                    129,812                  -           129,812
Accounts Payable                16,283                  -            16,283
----------------------------------------------------------------------------

Provisions                     327,173            100,607           327,173
Other current
liabilities                      4,123                  -             4,123
                         _____________       ____________     _____________
TOTAL CURRENT
LIABILITES:                  1,168,639            100,607         1,168,639
----------------------------------------------------------------------------
LONG TERM
LIABILITIES
----------------------------------------------------------------------------
Long-Term Debts -Loan-
Interco                        111,165                  -           111,165
                        --------------     --------------    --------------
TOTAL LONG TERM
LIABILITIES                    111,165                              111,165
----------------------------------------------------------------------------
TOTAL                        1,279,804            100,607         1,179,197
----------------------------------------------------------------------------
NET WORTH TO BE
MERGED                       3,713,441            108,675         3,604,767
----------------------------------------------------------------------------
TOTAL LIABILITIES            4,993,246            209,282         4,783,964
----------------------------------------------------------------------------

                                                                       EXHIBIT E
                          FORM OF PRIVATE INSTRUMENT OF
                     AMENDMENT OF THE ARTICLES OF ASSOCATION

                              MANDIC INTERNET LTDA.

                           CNPJ No. 02.889.879/0001-08
                           N.I.R.E. No. 35.215.461.133

                    Amendment to the Articles of Association


By this private instrument, the undersigned: (a) IMPSAT COMUNICACOES LTDA., a Brazilian limited liability company, with principal offices at Av. Eng. Luis Carlos Berrini, 550, 10 andar (parte) e 11(degree) andar, in the City of Sao Paulo, State of Sao Paulo, enrolled under the CNPJ under No. 72.843.212/0001-41, with its Articles of Association duly registered with the Commercial Registry of the State of Sao Paulo under No. 35.211.851.263, on 23.9.1993, herein represented, in the form of its articles of association, by its officers Mr. Daniel Vicente Hourquescos, Argentinean, married, engineer, with offices at Av. Eng. Luis Carlos Berrini, 550, 10(degree) andar (parte) e 11(degree) andar, bearer of Identity Card RNE No. V.211.219-V SE/DPMAF/DPF and enrolled with the CPF/MF under No. 215.467.738-00 and Mr. Carlos Daniel Ligotti, Argentinean, single, business administrator, with offices at Av. Eng. Luis Carlos Berrini, 550, 10(degree) andar (parte) e 11(degree) andar, bearer of Identity Card RNE No. V 186216 E SE/DPMA/DPF and enrolled with the CPF/MF under No. 007.867.254-60; and (b) DANIEL VICENTE HOURQUESCOS, qualified above; quotaholders representing the entire corporate capital of MANDIC INTERNET LTDA., a limited liability company with headquarters in the City of Sao Paulo, State of Sao Paulo, at Av. Eng. Luis Carlos Berrini, 550, 11(degree) andar, Brooklin Novo, with its Articles of Association duly registered with the Commercial Registry of the State of Sao Paulo under No. 35.215.461.133, on January 8, 1999, have agreed to amend said Articles of Association, as follows:

            1. - IMPSAT COMUNICACOES LTDA., which owns 108,774 (one hundred and eight thousand, seven hundred and seventy four) quotas, hereby withdraws from the Company, and assigns and transfers, as in fact it has assigned and transferred, the totality of its 108,774 (one hundred and eight thousand, seven hundred and seventy four) quotas, with all they represent, free and clear of any encumbrances or liens, to O SITE ENTRETENIMENTOS LTDA., a Brazilian limited liability company, with principal offices at Rua Sancao Alves dos Santos, 20, 1(degree) andar, conjunto 12, Brooklin, in the City of Sao Paulo, State of Sao Paulo, enrolled

under the CNPJ N(0) 01.561.351/0001-34.

            2. - DANIEL VICENTE HOURQUESCOS, who owns 1 (one) quota, hereby withdraws from the Company, and assigns and transfers, as in fact he has assigned and transferred, the totality of his 1 quota, with all it represent, free and clear of any encumbrances or liens to MARCOS SOUZA ARANHA.

            3. - The Company, the assignors and the assignees hereby give each other full, general, irrevocable and irreversible release as regards the quotas assigned and transferred hereunder, waiving all further claims against each other at any time, in any way and under any pretext.

            4. - After the aforementioned assignment, the corporate capital of R$ 108,775.00 (one hundred and eight thousand, seven hundred and seventy seven reais), divided into 108,775 (one hundred and eight thousand, seven hundred and seventy five) quotas, with a par value of R$ 1,00 (one real) each, is distributed among the quotaholders as follows:

                        (a) O SITE ENTRETENIMENTOS LTDA. owns 108,774 (one hundred and eight thousand, seven hundred and seventy four) quotas, in the total amount of R$ 108,774.00 (one hundred and eight thousand, seven hundred and seventy four reais); and

                        (b) MARCOS SOUZA ARANHA owns 1 (one) quota, in the total amount of R$ 1.00 (one real).

            5. - In view of the above resolutions, the quotaholders resolve not only to amend clauses V of the articles of association but also to reword and consolidate all of its articles and dispositions, which shall henceforth become effective in full with the following new wording:

                            "ARTICLES OF ASSOCIATION
                                       OF
                              MANDIC INTERNET LTDA.

                                     (...)"

                                        Sao Paulo, October ___, 1999

                                        IMPSAT COMUNICACOES LTDA.

                                        ----------------------------------------
                                        Name:
                                        Title:


                                        ----------------------------------------
                                        Name:
                                        Title:


                               DANIEL VICENTE HORQUESCOS

                               ------------------------------------


                               O SITE ENTRETENIMENTOS LTDA.

                               ------------------------------------
                               Name:
                               Title:

Witnesses:

1. - ________________________________   2. - ___________________________________
     Name:                                   Name:
     ID:                                     ID:

                                                                       EXHIBIT F

                                 FORM OF RELEASE

IMPSAT COMUNICACOES LTDA., a Brazilian limited liability company, with principal offices at Av. Eng. Luis Carlos Berrini, 550, 10 andar (parte) e 11(degree) andar, in the City of Sao Paulo, State of Sao Paulo, enrolled with the CNPJ under No. 72.843.212/0001-41, herein represented, in the form of its articles of association, by its officers Mr. Daniel Vicente Hourquescos and Mr. Carlos Daniel Ligotti, hereby declares that it has received from O SITE ENTRETENIMENTOS LTDA., a Brazilian limited liability company, with principal offices at Rua Sancao Alves dos Santos, 20, 1(degree) andar, conjunto 12, in the City of Sao Paulo, State of Sao Paulo, the amount of R$_______________(_______________reais) corresponding to the payment of the Purchase Price pursuant to the Quota Purchase Agreement entered into and between the parties on October ___, 1999.


                                        Sao Paulo, October __, 1999

                                        IMPSAT COMUNICACOES LTDA.

                                         ---------------------------------------
                                         Name:  Daniel Vicente Hourquescos
                                         Title:    Director


                                         ---------------------------------------
                                         Name:  Carlos Daniel Ligotti
                                         Title: Director

                                                                       EXHIBIT G

                         PURCHASER DISCLOSURE SCHEDULES

None.

                                                                       EXHIBIT H

                           SELLER DISCLOSURE SCHEDULES

None.

                                                                       EXHIBIT I

                              EMPLOYMENT AGREEMENTS

None.

                                                                       EXHIBIT J

                               INSURANCE POLICIES


Hannover International Insurance Company Policy No. 01.01.001.002544.

                                                                       EXHIBIT K

                         MATERIAL WAIVER OR FORBEARANCE

None.

                                                                       EXHIBIT L

                      FORM OF OPINION OF COMPANY'S COUNSEL

Gentlemen:

            This opinion is furnished to you pursuant to Article 5.1.7 of the Quota Purchase Agreement dated as of October __, 1999 (the "Agreement") between Impsat Comunicacoes Ltda. (the "Seller") and O Site Entretenimentos Ltda. (the "Purchaser"). Terms defined in the Agreement are used herein as therein defined.

            We have acted as counsel for the Seller in connection with the preparation, execution and delivery of the Agreement.

            In that connection we have examined:

            (1)   the Agreement; and

            (2)   the corporate documents of the Seller.

            Based upon the foregoing, we, having regard for legal considerations we deem relevant, are of the opinion that:

            (a) The Seller and Mandic Internet Ltda. ("Mandic Internet") are limited liability companies (sociedades por quotas de responsabilidde limiitada) validly existing and in good standing under the laws of the Federative Republic of Brazil.

            (b) The Agreement is a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, concordata, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally.

            (c) Except as set forth in the Exhibits to the Agreement, there are
(i) to our knowledge, no material pending or threatened action, suit, claim, litigation or governmental proceedings or investigations involving the Company of any nature, in law or equity; (ii) to our knowledge, no outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Seller is or may become obligated to sell or repurchase the Quotas of Mandic Internet; (iii) no preemptive, contractual or similar rights to purchase or otherwise acquire, except pursuant to the Agreement; (iv) no restrictions on the transfer of the Quotas imposed by any Brazilian statute the Quotas, or to our knowledge, any agreement to which the Seller is a party or any order of any court or any government agency to which the Seller is subject; and (v) to our knowledge, no agreements, written or oral, between the Seller and any quotaholder relating to the acquisition, disposition or voting of the Quotas.

            (d) The execution, delivery and performance by the Seller of the Agreement, and the compliance with the provisions thereof by the Seller, do not:

            (i) Violate any provision of Brazilian law, or to our knowledge any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Seller or its properties or assets; or

            (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Seller under any agreement, document, instrument, contract, note indenture, mortgage or lease to which the Seller is known by us to be a party or under which the Seller or any of its assets is known by us to be bound or affected.

            (e) No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body, and to our knowledge, no consent, waiver, or authorization under any agreement, instrument, contract, note, indenture, mortgage or lease to which the Seller or is known by us to be a party or under which the Seller or Mandic Internet or any of their assets is known by us to be bound or affected, is required for: (i) the valid authorization, execution, delivery and performance by the Seller of the Agreement, or (ii) the valid authorization, sale and delivery of the Quotas to the Purchaser, except for the authorization given under the Quotaholders Meeting of the Seller held on September 27, 1999.

            (f) The Seller has the necessary corporate power and authority to own its properties and conduct its businesses as presently conducted, to enter into the Agreement, and consummate the transactions contemplated thereby.

            (g) All action required by the Company in order to authorize the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby by the Seller has been duly and validly taken.

            (h) The execution and delivery of the Agreement does not violate the Articles of Association of the Seller.

            (i) The quotas to be delivered and transferred under the Agreement have been duly and validly authorized and, when paid for and issued in accordance with the Agreement, will be fully paid and non-assessable, free and clear of any lien, encumbrance, pledge or claim whatsoever.

            (j) The corporate capital of Mandic Internet is of R$108,775 (one hundred and eight thousand, seven hundred and seventy five reais) divided into 108,775 (one hundred and eight thousand, seven hundred and seventy five) quotas.

                                        Very truly yours,


                                        ----------------------------------------